UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2018

BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

4300 Wildwood Parkway, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 953-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07        Submission of Matters to a Vote of Security Holders

On May 17, 2018, BlueLinx Holdings Inc. (the “Company”) held its Annual Meeting of Stockholders to (1) elect six directors to hold office until the 2019 Annual Meeting of Stockholders or until their successors are duly elected and qualified; (2) ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2018; (3) approve an amendment to the BlueLinx Holdings Inc. 2016 Amended and Restated Long-Term Incentive Plan; and (4) approve a non-binding, advisory resolution regarding the executive compensation described in the Company’s Proxy Statement.

At the close of business of April 4, 2018, the record date, an aggregate of 9,209,913 shares of the Company’s common stock were issued and outstanding. At the meeting, 7,583,605 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

At the May 17, 2018 Annual Meeting of Stockholders, the Company’s stockholders voted as follows:

(1) For the election of the below-named nominees to the Board of Directors of the Company:

Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Karel K. Czanderna	3,663,509	52,152	3,867,944
Dominic DiNapoli	3,676,453	39,208	3,867,944
Kim S. Fennebresque	3,664,120	51,541	3,867,944
Mitchell B. Lewis	3,663,383	52,278	3,867,944
Alan H. Schumacher	3,649,893	65,768	3,867,944
J. David Smith	3,663,150	52,511	3,867,944

(2) For the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2018:

For	Against	Abstain
7,569,986	9,876	3,743

(3) For the approval of an amendment to the BlueLinx Holdings Inc. 2016 Amended and Restated Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Vote
3,505,896	41,836	167,929	3,867,944

(4) For the approval of the non-binding, advisory resolution regarding the executive compensation described in the Company’s Proxy Statement:

For	Against	Abstain	Broker Non-Vote
3,127,578	418,997	169,086	3,867,944

Accordingly, the Company’s stockholders elected the six director nominees and approved proposals 2, 3, and 4 at the Company’s Annual Meeting of Stockholders.

Item 9.01     Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description
10.1	First Amendment to BlueLinx Holdings Inc. 2016 Amended and Restated Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC. By: /s/ Justin Heineman Justin Heineman Vice President, General Counsel, and Corporate Secretary

Dated:  May 18, 2018